February 2013 American Realty Capital Properties Earnings Presentation Second Quarter 2013

Forward - Looking Statements Information set forth herein (including information included or incorporated by reference herein) contains “forward - looking statements” (as defined in Section 21 E of the Securities Exchange Act of 1934 , as amended), which reflect ARCP's expectations regarding future events . The forward - looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward - looking statements . Such forward - looking statements include, but are not limited to, ARCP’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to ARCP, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations, and other statements that are not historical facts . The following additional factors, among others, could cause actual results to differ from those set forth in the forward - looking statements: our use of the proceeds of offerings of securities; our business and investment strategy; our ability to renew leases as they expire; the performance and economic condition of our tenants; our ability to make additional investments in a timely manner or on acceptable terms; current credit market conditions and our ability to obtain long - term financing for our property investments in a timely manner and on terms that are consistent with what we project when we invest in the property; the effect of general market, real estate market, economic and political conditions, including the recent economic slowdown and dislocation in the global credit markets; our ability to make scheduled payments on our debt obligations; our ability to generate sufficient cash flows to make distributions to our stockholders; the degree and nature of our competition; the availability of qualified personnel; our ability to maintain our qualification as a real estat e investment trust (“REIT”), for U.S. federal income tax purposes; we may not be able consummate our pending merger with CapLease, Inc. (“CapLease ”) or our pending merger with American Realty Capital Trust IV, Inc. (“ARCT IV”) (“collectively, the mergers”); we may be unable to integrate into our existing portfolio the portfolio of 447 properties we purchased from certain affiliates of GE Capital Corp. (the “GE Capital Portfolio ”) on June 27, 2013, which could negatively impact our future business and financial results; and, if one or more of the CapLease or ARCT IV mergers is consummated, as applicable, we may encounter substantial difficulties and expenses in integrating ARCT IV’s (including ARCT IV’s certain affiliated properties recently acquired from GE Capital Corp.) or CapLease’s properties and systems into our operations and systems, resulting in disruption to our ongoing business and the business of the combined company. Additional factors that may affect future results are contained in ARCP’s filings with the SEC, which are available at the SEC’s website at www.sec.gov . ARCP disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise. 2 2

3 ARCP considers funds from operations (“FFO”) and AFFO, which is FFO as adjusted to exclude acquisition - related fees and expenses, amortization of above - market lease assets and liabilities, amortization of deferred financing costs, straight - line rent, non - cash mark - to - market adjustments, amortization of restricted stock, non - cash compensation and gains and losses useful indicators of the performance of a REIT. Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can vary among owner s of identical assets in similar conditions based on historical cost accounting and useful - life estimates), they facilitate comparisons of operating performance between periods and between other REITs in our peer group. Accounting for real estate assets in accordance with generally accepted accounting principles (“GAAP”) implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered the presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. FFO and AFFO are not in accordance with, or a substitute for, measures prepared in accordance with GAAP, and may be different from non - GAAP measures used by other companies. In addition, FFO and AFFO are not based on any comprehensive set of accounting rules or principles. Non - GAAP measures, such as FFO and AFFO, have limitations in that they do not reflect all of the amounts associated with ARCP's results of operations that would be reflected in measures determined in accordance with GAAP. These measures should only be used to evaluate ARCP's performance in conjunction with corresponding GAAP measures. Additionally, ARCP believes that AFFO, by excluding acquisition - related fees and expenses, amortization of above - market lease assets and liabilities, amortization of deferred financing costs, straight - line rent, non - cash mark - to - market adjustments, amortization of restricted stock, non - cash compensation and gains and losses, provides information consistent with management's analysis of the operating performance of the properties. By providing AFFO, ARCP believes it is presenting useful information that assists investors and analysts to better assess the sustainability of our operating performance. Furt her , ARCP believes AFFO is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies, including exchange - traded and non - traded REITs. As a result, ARCP believes that FFO and AFFO, together with the required GAAP presentations, provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing and investing activities . Funds from Operations and Adjusted Funds from Operations

4 AFFO per Share Projected to Grow Significantly from 2013 to 2014 ARCP Pro Forma Earnings Guidance ($ amounts in millions, except per share data) 2014E Revised Guidance Low High FFO/share (fully diluted) $1.15 $1.18 AFFO/share (fully diluted) $1.14 $1.18 . Second - Half 2013 Key Assumptions: • Acquisitions: Acquire $1.1 billion of assets at 8.0% average cap rate (balance of 2013) • ARCT IV Cash Election: $160 million (7.5% of total consideration) • Senior Unsecured Debt: $1.4 billion aggregate 5 - , 7 - and 10 - year senior unsecured notes at 4.10% weighted average interest rate • CapLease Mortgages: Assume additional $502 million mortgage debt at high end; reduce defeasance cost by $40 million • Equity Raise: No equity raise for high end guidance • Equity Raise: $525.8 million equity raise for low end guidance • Shares Outstanding at Year End : 388.6 million at low end, 356.7 million at high end (fully diluted) 2014 Key Assumptions : • Acquisitions : Acquire $ 1.0 billion of assets at 8.25% average cap rate • Capitalization: 65% equity issuance, 35% debt utilization • Wtd . Ave. Shares Outstanding : 407.9 million at low end, 376.0 at high end (fully diluted)

Revised Guidance Model – High End

		7.5% Cash Election				2014E Projected Earnings	
	June 30, 2013	Plus: ARCT IV	Plus: CapLease	+ ARCP Adtl Acquisitions	ARCP Pro Forma	+ ARCP 2014 Acquisitions	ARCP Pro Forma
Total real estate investments, at cost	2,939,100	2,946,813	2,216,383	1,100,000	9,202,296	1,000,000	10,202,296
Total debt & preferred							
Total mortgage notes	269,918	-	1,082,089	250,771	1,602,778	-	1,602,778
Credit facility:							
Fixed rate	600,000	-	-		600,000	-	600,000
Floating rate	-	250,000	800,000	(150,000)	900,000	65,000	965,000
	600,000	250,000	800,000	(150,000)	1,500,000	65,000	1,565,000
Unsecured notes (5's, 7's &10's)	-	470,000	470,000	475,000	1,415,000	-	1,415,000
Convertible term notes		310,000	-		310,000	350,000	660,000
	-	780,000	470,000	475,000	1,725,000	350,000	2,075,000
Total debt	869,918	1,030,000	2,352,089	575,771	4,827,778	415,000	5,242,778
Convertible obligation to preferred investors	445,000	-	(445,000)	-	-	-	-
Perpetual preferred	-	-	355,000	-	355,000	-	355,000
Total preferred	445,000	-	(90,000)	-	355,000	-	355,000
Total debt & preferred	1,314,918	1,030,000	2,262,089	575,771	5,182,778	415,000	5,597,778
Total debt	869,918	1,030,000	2,352,089	575,771	4,827,778	415,000	5,242,778
						(weighted avg)	(weighted avg)
Shares outstanding, fully diluted	185,717	142,592	28,398	-	356,707	19,308	376,015
Closing stock price, June 28, 2013	15.26				16.75		16.75
Equity market capitalization	2,834,038				5,974,843		6,298,244
Total enterprise value	3,703,956				10,802,621		11,541,022
Net debt to enterprise value*	11.5%				44.7%		45.4%
Net debt to EBITDA*	4.1				7.9		7.9
Funds from operations (FFO)	187,049				401,642		443,842
FFO per share	1.01				1.13		1.18
Adjusted funds from operations (AFFO)	181,355				386,900		441,863
AFFO per share	0.98				1.08		1.18

* Excludes convertible preferred

5

Revised Guidance Model – Low End

		7.5% Cash Election				2014E Projected Earnings	
	June 30, 2013	Plus: ARCT IV	Plus: CapLease	+ ARCP Addl Acquisitions	ARCP Pro Forma	+ ARCP 2014 Acquisitions	ARCP Pro Forma
Total real estate investments, at cost	**2,939,100**	**2,946,813**	**2,216,383**	**1,100,000**	**9,202,296**	**1,000,000**	**10,202,296**
Total debt & preferred							
Total mortgage notes	**269,918**	**-**	**580,089**	**250,771**	**1,100,778**	**-**	**1,100,778**
Credit facility:							
Fixed rate	600,000	-	-		600,000	-	600,000
Floating rate	-	250,000	800,000	(150,000)	900,000	65,000	965,000
	600,000	**250,000**	**800,000**	**(150,000)**	**1,500,000**	**65,000**	**1,565,000**
Unsecured notes (5's, 7's & 10's)	**-**	**470,000**	470,000	500,000	**1,440,000**	**-**	**1,440,000**
Convertible term notes		**310,000**	**-**		**310,000**	**350,000**	**660,000**
	-	780,000	470,000	500,000	1,750,000	350,000	2,100,000
Total debt	**869,918**	**1,030,000**	**1,850,089**	**600,771**	**4,350,778**	**415,000**	**4,765,778**
Convertible obligation to preferred investors	**445,000**	**-**	**(445,000)**	**-**	**-**	**-**	**-**
Perpetual preferred	**-**	**-**	**355,000**	**-**	**355,000**	**-**	**355,000**
Total preferred	**445,000**	**-**	**(90,000)**	**-**	**355,000**	**-**	**355,000**
Total debt & preferred	**1,314,918**	**1,030,000**	**1,760,089**	**600,771**	**4,705,778**	**415,000**	**5,120,778**
Total debt	**869,918**	**1,030,000**	**1,850,089**	**600,771**	**4,350,778**	**415,000**	**4,765,778**
						(weighted avg)	**(weighted avg)**
Shares outstanding, fully diluted	185,717	142,592	28,398	31,865	388,572	19,308	407,880
Closing stock price, June 28, 2013	15.26				16.75		16.75
Equity market capitalization	**2,834,038**				**6,508,582**		**6,831,984**
Total enterprise value	**3,703,956**				**10,859,360**		**11,597,762**
Net debt to enterprise value*	11.5%				40.1%		41.1%
Net debt to EBITDA*	4.1				7.2		7.2
Funds from operations (FFO)	**187,049**				**427,374**		**469,574**
FFO per share	**1.01**				**1.10**		**1.15**
Adjusted funds from operations (AFFO)	**181,355**				**410,994**		**465,819**
AFFO per share	**0.98**				**1.06**		**1.14**

* Excludes convertible preferred

6

7 Key Balance Sheet Metrics and Capital Structure (1) Includes exercise of full accordion to $2.5 billion beginning 12/31/13 ($ in millions) Pro Forma 12/31/13 Pro Forma 12/31/14 6/30/2013 Low Guidance High Guidance – No Equity Raise Low Guidance High Guidance – No Equity Raise Cash $ 20 $ 30 $ 30 $ 6 $ 6 Secured Debt 270 1,101 1,603 1,101 1,603 Unsecured Debt - 1,750 1,725 2,100 2,075 Line of Credit Outstanding - Term 600 600 600 600 600 Outstanding - Revolving 900 900 965 965 Available LC Capacity (1) 1,100 1,000 1,000 935 935 Total Debt 870 4,351 4,828 4,766 5,243 Net Debt 850 4,321 4,798 4,760 5,237 % of Fixed Rate Debt 100% 79% 81% 80% 82% Preferred Stock 445 355 355 355 355 Common Equity 2,834 6,509 5,975 7,133 6,599 Net Debt / EV 11.5% 40.1% 44.7% 41.1% 45.4% Net Debt / EBITDA 4.1x 7.2x 7.9x 7.2x 7.9x Net Debt / Real Estate at Cost 28.9% 47.0% 52.1% 46.7% 51.3% Wtd. Average Interest Rate 3.10% 3.66% 3.84% 3.59% 3.76% Real Estate at Unadjusted Cost $ 2,939 $ 9,202 $ 9,202 $ 10,202 $ 10,202

8 Experienced Senior Management • Experience in managing public companies with combined enterprise value over $20 billion • Constructed ARCP, ARCT III and ARCT IV from scratch Best - In - Class Portfolio • High quality properties, ‘Main & Main’ locations, strong tenant roster and brand identity • Stable income with outsized growth potential • Diversified by tenant, industry and geography Value Proposition Durable Dividends, Principal Protection Outsized Growth Potentia l Strong, Flexible Balance Sheet • Low leverage • Low cost capital • Financial capacity • Financial flexibility ARCP Offers a Compelling Value Proposition